UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
May 1, 2006

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of March 1, 2006, providing for the issuance of Lehman XS Trust Mortgage Pass-Through Certificates, Series 2006-4N)

Lehman XS Trust, Series 2006-4N

(Issuing Entity)

Structured Asset Securities Corporation

 (Exact Name of Depositor as Specified in its Charter)

Lehman Brothers Holdings Inc.

 (Exact Name of Sponsor as Specified in its Charter)

Structured Asset Securities Corporation

 (Exact Name of Registrant as Specified in its Charter)

Delaware	333-127589	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 6.02.	Change of Servicer or Trustee.

This Current Report on Form 8-K is being filed to disclose servicing guidelines of Aurora Loan Services LLC (“Aurora”) and GMAC Mortgage Corporation (“GMACM”) pursuant to a transfer of servicing for certain mortgage loans currently serviced by GreenPoint Mortgage Funding, Inc. (“GreenPoint” and such mortgage loans, the “GreenPoint Mortgage Loans”) pursuant to the Flow Interim Servicing Agreement, dated as of December 12, 2001, and amendments thereto, dated as of March 14, 2003 and November 23, 2005, by and between Lehman Brothers Bank, FSB and GreenPoint (the “Flow Agreement”) as reconstituted by the Reconstituted Servicing Agreement, dated as of March 1, 2006, by and between Lehman Brothers Holdings Inc. (“LBH”) and GreenPoint (the “Reconstituted Servicing Agreement” and together with the Flow Agreement, the “GreenPoint Servicing Agreement”).

On May 1, 2006 the servicing for the GreenPoint Mortgage Loans transferred to Aurora pursuant to a Securitization Servicing Agreement, dated as of May 1, 2006, by and among Aurora, as Servicer, Aurora as Master Servicer and LBH, as Seller, and attached hereto as Exhibit 99.1 (the “Aurora Servicing Agreement”). As of May 1, 2006, the GreenPoint Mortgage Loans will be subserviced by GMACM pursuant to a Securitization Subservicing Agreement, dated as of May 1, 2006, by and among GMACM, as Subservicer, LBH, as Seller, Aurora, as Master Servicer and Aurora, as Servicer, and attached hereto as Exhibit 99.2 (the “GMACM Servicing Agreement”). The material terms of the Aurora Servicing Agreement and the GMACM Servicing Agreement do not differ materially from the GreenPoint Servicing Agreement described in the Prospectus Supplement, dated March 30, 2006 (the “Prospectus Supplement”) to the Prospectus dated September 26, 2005. However, as subservicer, GMACM will not make advances of principal and interest on the GreenPoint Mortgage Loans. Aurora, as servicer, will be responsible for making monthly advances and paying compensating interest.

Capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Prospectus Supplement.

Aurora Loan Services LLC

Aurora’s centralized loan servicing facility is located at 601 Fifth Avenue, Scottsbluff, Nebraska 69361. It has additional loan servicing facilities at 10350 Park Meadows Drive, Littleton, Colorado 80124 and 327 Inverness Drive South, Englewood, Colorado 80112. Aurora has been engaged in the business of servicing residential mortgage loans since 1997. It has been approved to service mortgage loans for Ginnie Mae, Fannie Mae and Freddie Mac and to service mortgage loans insured by the FHA and guaranteed by the VA.

As of December 31, 2002, December 31, 2003, December 31, 2004, and December 31, 2005, Aurora had outstanding Advances and servicing advances of approximately $11,011,778, $12,402,954, $11,363,442, and $17,706,788, respectively, on conventional mortgage loans. As of December 31, 2002, December 31, 2003, December 31, 2004, and December 31, 2005, Aurora had outstanding Advances and servicing advances of approximately $6,454,335, $19,254,670, $13,543,476, and $24,810,189, respectively, on conventional Alt-A mortgage loans.

In the first month of delinquency of a conventional or conventional Alt-A mortgage loan, Aurora seeks to place prompt collection calls to the mortgagor, continuing such calls throughout the collection process based upon the mortgagor’s risk scoring and payment history. Aurora also mails a late charge billing statement and delinquency notice to the mortgagor. In the second month of delinquency, Aurora mails a breach letter to the mortgagor and provides the mortgagor with information about Aurora’s home retention plan, including options for payment of the delinquent debt. Furthermore, Aurora notifies the master servicer and any applicable primary mortgage insurance company of the delinquency. Aurora seeks a property inspection and performs an analysis of the market value of the mortgaged property. By the end of the third month of delinquency, Aurora seeks a broker price opinion, which is an analysis of the market value of the mortgaged property by a real estate broker or other similar professional. Aurora requests permission to foreclose, if required, from the master servicer or any applicable primary mortgage insurance company. Prior to foreclosure, the mortgage loan is referred for review to Aurora’s foreclosure committee.

When a mortgage loan enters foreclosure, Aurora focuses on ensuring that actions relating to the foreclosure of the loan are taken on a timely basis. At the same time, Aurora will continue to pursue loss mitigation techniques and alternatives to foreclosure that seek to both limit losses and result in retention of the home by the mortgagor. Related activities include preparing the first legal filing, referring the foreclosure to an attorney in its foreclosure network, monitoring the foreclosure attorney’s activities and monitoring the timeliness of judgment entry, foreclosure and other related activities in order to maintain compliance with applicable laws, regulations and mortgage insurer guidelines.

The following tables set forth certain information regarding the delinquency, foreclosure experience and loss experience of Aurora with respect to conventional and conventional Alt-A mortgage loans. The indicated periods of delinquency are based on the number of days past due on a contractual basis.

Delinquencies and Foreclosures
(Dollars in Millions)(1)
Conventional

	At December 31, 2002(2)			At December 31, 2003
	Number of Loans	Principal Balance	Percent by Principal Balance(4)	Number of Loans	Principal Balance	Percent by Principal Balance(4)
Total balance of mortgage loans serviced	29,345	$5,111		34,210	$5,892
Period of delinquency (3)
30 to 59 days	1,210	$164	3.20%	1,405	$207	3.51%
60 to 89 days	268	$41	0.81%	371	$54	0.91%
90 days or more	257	$49	0.95%	183	$31	0.52%
Total delinquent loans(3)	1,735	$254	4.96%	1,959	$292	4.94%
Loans in foreclosure (excluding bankruptcies)	508	$82	1.61%	853	$149	2.52%
Loans in bankruptcy	266	$35	0.68%	342	$49	0.83%
Total	2,509	$371	7.25%	3,154	$490	8.30%

	At December 31, 2004			At December 31, 2005
	Number of Loans	Principal Balance	Percent by Principal Balance(4)	Number of Loans	Principal Balance	Percent by Principal Balance(4)
Total balance of mortgage loans serviced	41,391	$6,723		61,309	$8,881
Period of delinquency (3)
30 to 59 days	945	$129	1.92%	1,462	$205	2.30%
60 to 89 days	253	$36	0.54%	466	$68	0.76%
90 days or more	203	$32	0.47%	609	$81	0.91%
Total delinquent loans(3)	1,401	$197	2.93%	2,537	$354	3.98%
Loans in foreclosure (excluding bankruptcies)	595	$98	1.46%	1,044	$153	1.73%
Loans in bankruptcy	321	$44	0.65%	819	$93	1.05%
Total	2,317	$339	5.04%	4,400	$600	6.76%

(1)
Total portfolio and delinquency information is for conventional mortgage loans only, excluding bankruptcies. The information in this table reflects the net results of foreclosures and liquidations that Aurora Loan Services LLC as primary servicer has reported and remitted to the applicable master servicer.

(2)
For the period ended December 31, 2002, the percentages are based on the average principal balances of the mortgage loans. For all subsequent periods, the percentages are based on the actual principal balance of each mortgage loan.

(3)
The MBS method for conventional loans is used in calculation of delinquency percentage. Under the MBS methodology, a loan is considered delinquent if any payment is past due one or more days. The period of delinquency is based upon the number of days that payments are contractually past due (assuming 30-day months).

(4)	Actual percentages are utilized in generating this table may not correspond exactly with total percentages but due to rounding.

Delinquencies and Foreclosures
(Dollars in Millions)(1)
Conventional Alt-A

	At December 31, 2002(2)			At December 31, 2003
	Number of Loans	Principal Balance	Percent by Principal Balance(4)	Number of Loans	Principal Balance	Percent by Principal Balance(4)
Total balance of mortgage loans serviced	32,347	$11,770		95,422	$29,960
Period of delinquency (3)
30 to 59 days	492	$208	1.77%	1,071	$341	1.14%
60 to 89 days	97	$46	0.39%	175	$52	0.17%
90 days or more	62	$36	0.30%	63	$49	0.16%
Total delinquent loans(3)	651	$290	2.46%	1,309	$442	1.47%
Loans in foreclosure (excluding bankruptcies)	92	$36	0.31%	319	$214	0.72%
Loans in bankruptcy	39	$15	0.13%	110	$47	0.16%
Total	782	$341	2.90%	1,738	$703	2.35%

	At December 31, 2004			At December 31, 2005
	Number of Loans	Principal Balance	Percent by Principal Balance(4)	Number of Loans	Principal Balance	Percent by Principal Balance(4)
Total balance of mortgage loans serviced	157,333	$40,795		261,125	$62,067
Period of delinquency (3)
30 to 59 days	1,222	$318	0.78%	2,789	$681	1.10%
60 to 89 days	179	$50	0.12%	604	$149	0.24%
90 days or more	137	$56	0.14%	363	$88	0.14%
Total delinquent loans(3)	1,538	$424	1.04%	3,756	$918	1.48%
Loans in foreclosure (excluding bankruptcies)	262	$117	0.29%	649	$174	0.28%
Loans in bankruptcy	157	$40	0.10%	727	$148	0.24%
Total	1,957	$581	1.42%	5,132	$1,240	2.00%

(1)
Total portfolio and delinquency information is for conventional Alt -A mortgage loans only, excluding bankruptcies. The information in this table reflects the net results of foreclosures and liquidations that Aurora Loan Services LLC as primary servicer has reported and remitted to the applicable master servicer.

(2)
For the period ended December 31, 2002, the percentages are based on the average principal balances of the mortgage loans. For all subsequent periods, the percentages are based on the actual principal balance of each mortgage loan.

(3)
The MBS method for conventional loans is used in calculation of delinquency percentage. Under the MBS methodology, a loan is considered delinquent if any payment is past due one or more days. The period of delinquency is based upon the number of days that payments are contractually past due (assuming 30-day months).

(4)	Actual percentages are utilized in generating this table may not correspond exactly with total percentages but due to rounding.

Loan Loss Experience(4)
(Dollars in Millions)
Conventional

	For the year ended		For the year ended
	At December 31, 2002		At December 31, 2003
Type of Loan	Number of Loans	Principal Balance	Number of Loans	Principal Balance
Total Portfolio(1)	23,246	$4,138.58	32,053	$5,493.68
Net Losses(2)(3)	55	$1.77	29	$1.06
Net Losses as a Percentage of Total Portfolio		0.04%		0.02%

	For the year ended		For the year ended
	At December 31, 2004		At December 31, 2005
Type of Loan	Number of Loans	Principal Balance	Number of Loans	Principal Balance
Total Portfolio(1)	33,450	$5,871.74	48,053	$7,494.87
Net Losses(2)(3)	164	$5.93	496	$17.40
Net Losses as a Percentage of Total Portfolio		0.10%		0.23%

(1)	"Total Portfolio" is the aggregate principal balance of the securitized Conventional mortgage loans on the last day of the period.
(2)
“Net Losses” means Gross Losses minus Recoveries. “Gross Losses” are actual losses incurred on liquidated properties for each respective period. Gross Losses are calculated after repayment of all principal, foreclosure costs, servicing fees and accrued interest to the date of liquidation. “Recoveries” are recoveries from liquidation proceeds, deficiency judgments and mortgage insurance proceeds.

(3)
Net Losses includes loans on which trust experienced foreclosure loss. Net Losses are computed on a loan-by-loan basis and are reported with respect to the period in which the loan is liquidated. If additional costs are incurred or recoveries are received after the end of the period, the amounts are adjusted with respect to the period in which the related loan was liquidated. Accordingly, the Net Losses reported in the table may change in future periods.

(4)	The information in this table reflects the net results of foreclosures and liquidations that Aurora Loan Services LLC as primary servicer has reported and remitted to the applicable master servicer.

Loan Loss Experience(4)
(Dollars in Millions)
Conventional Alt-A

	For the year ended		For the year ended
	At December 31, 2002		At December 31, 2003
Type of Loan	Number of Loans	Principal Balance	Number of Loans	Principal Balance
Total Portfolio(1)	25,867	$9,304.72	80,555	$25,689.17
Net Losses(2)(3)	9	$0.34	17	$1.85
Net Losses as a Percentage of Total Portfolio		0.00%		0.01%

	For the year ended		For the year ended
	At December 31, 2004		At December 31, 2005
Type of Loan	Number of Loans	Principal Balance	Number of Loans	Principal Balance
Total Portfolio(1)	131,754	$34,274.43	236,824	$56,571.95
Net Losses(2)(3)	48	$3.91	140	$12.95
Net Losses as a Percentage of Total Portfolio		0.01%		0.02%

(1)	"Total Portfolio" is the aggregate principal balance of the securitized Conventional Alt A mortgage loans on the last day of the period.
(2)
“Net Losses” means Gross Losses minus Recoveries. “Gross Losses” are actual losses incurred on liquidated properties for each respective period. Gross Losses are calculated after repayment of all principal, foreclosure costs, servicing fees and accrued interest to the date of liquidation. “Recoveries” are recoveries from liquidation proceeds, deficiency judgments and mortgage insurance proceeds.

(3)
Net Losses includes loans on which trust experienced foreclosure loss. Net Losses are computed on a loan-by-loan basis and are reported with respect to the period in which the loan is liquidated. If additional costs are incurred or recoveries are received after the end of the period, the amounts are adjusted with respect to the period in which the related loan was liquidated. Accordingly, the Net Losses reported in the table may change in future periods.

(4)	The information in this table reflects the net results of foreclosures and liquidations that Aurora Loan Services LLC as primary servicer has reported and remitted to the applicable master servicer.

The above delinquency, foreclosure and loss experience statistics represent the recent experience of Aurora. The loans in Aurora’s servicing portfolio may differ significantly from the Mortgage Loans. The actual loss and delinquency experience on the Mortgage Loans will depend, among other things, on the value of the Mortgaged Properties securing such Mortgage Loans and the ability of borrowers to make required payments. There can be no assurance, and no representation is made, that the delinquency experience with respect to the Mortgage Loans will be similar to that reflected in the tables above, nor is any representation made as to the rate at which losses may be experienced on liquidation of defaulted Mortgage Loans.

The likelihood that borrowers will become delinquent in the payment of their mortgage loans and the rate of any subsequent foreclosures may be affected by a number of factors related to borrowers’ personal circumstances, including, for example, unemployment or change in employment (or in the case of self-employed borrowers or borrowers relying on commission income, fluctuations in income), marital separation and a borrower’s equity in the related mortgaged property. In addition, delinquency and foreclosure experience may be sensitive to adverse economic conditions, either nationally or regionally, may exhibit seasonal variations and may be influenced by the level of interest rates and servicing decisions on the applicable mortgage loans. Regional economic conditions (including declining real estate values) may particularly affect delinquency and foreclosure experience on mortgage loans to the extent that mortgaged properties are concentrated in certain geographic areas.

When Aurora receives notice that a mortgagor has filed for protection under the provisions of the Bankruptcy Code, and related rules and regulations promulgated thereunder, Aurora codes and monitors such mortgage loan for the purposes of: avoiding a violation of the automatic stay, protecting mortgage loan assets during all bankruptcy proceedings and managing all bankruptcy timelines. Related activities include monitoring attorney performance and trustee funds, filing motions for relief of stay and ensuring that funds received are posted according to the bankruptcy plan.

When a mortgage loan becomes a ‘high risk asset’ (such as a real-estate owned property, a mortgage loan seized in a drug related or other litigation matter or a mortgage loan being repurchased from a trust fund), a loan level review and analysis is performed to determine the best strategy for resolution. This review is designed to minimize risk and maximize recovery. Aurora manages the holding and sale of real-estate owned properties, including determining asset values and executing a market analysis of the property, developing a marketing plan with the goal of maximizing recovery, minimizing property hold time and overseeing third party vendors providing any related functions. Each real-estate owned property is assigned a team consisting of an asset manager and assistant who creates the marketing plan, develops an initial list price and considers price reductions as necessary and negotiates for the highest and best offer on such property.

GMAC Mortgage Corporation

General. GMAC Mortgage Corporation (“GMACM”) is a Pennsylvania corporation and a wholly-owned subsidiary of GMAC Residential Holding Corporation, which is a wholly owned subsidiary of Residential Capital Corporation (“ResCap”). ResCap is a wholly-owned subsidiary of GMAC Mortgage Group, Inc., which is a wholly-owned subsidiary of General Motors Acceptance Corporation (“GMAC”). GMAC is a wholly-owned subsidiary of General Motors Corporation.

GMAC entered the residential real estate finance business in 1985 through its acquisition of Colonial Mortgage Service Company, which was formed in 1926, and the loan administration, servicing operations and portfolio of Norwest Mortgage, which entered the residential mortgage loan business in 1906. These businesses formed the original basis of what is now GMACM.

GMACM maintains its executive and principal offices at 100 Witmer Road, Horsham, Pennsylvania 19044. Its telephone number is (215) 682 1000.

The diagram below illustrates the ownership structure among the parties affiliated with GMACM.

Servicing Activities. GMACM generally retains the servicing rights with respect to loans it sells or securitizes, and also occasionally purchases mortgage servicing rights from other servicers or acts as a subservicer of mortgage loans (and does not hold the corresponding mortgage servicing right asset). The following table sets forth the types of residential mortgage loans comprising GMACM’s primary servicing portfolio for which GMACM holds the corresponding mortgage servicing rights.

As of December 31, 2004, GMACM acted as primary servicer and owned the corresponding servicing rights on approximately 2 million residential mortgage loans having an aggregate unpaid principal balance of $218 billion, and GMACM acted as subservicer (and did not own the corresponding servicing rights) on approximately 99,082 residential mortgage loans having an aggregate principal balance of over $13.9 billion.

As servicer, GMACM collects and remits mortgage loan payments, responds to borrower inquiries, accounts for principal and interest, holds custodial and escrow funds for payment of property taxes and insurance premiums, counsels or otherwise works with delinquent borrowers, supervises foreclosures and property dispositions and generally administers the mortgage loans.

GMAC Mortgage Corporation Servicing Experience. The following tables set forth the mortgage loans serviced by GMAC Mortgage Corporation for the periods indicated, and the annual average number of such loans for the same period. GMAC Mortgage Corporation was the servicer of a residential mortgage loan portfolio of approximately $150.4 billion, $12.5 billion, $21.2 billion and $6.67 billion during the year ended December 31, 2002 backed by prime conforming mortgage loans, prime non-conforming mortgage loans, government mortgage loans and second-lien mortgage loans, respectively. GMAC Mortgage Corporation was the servicer of a residential mortgage loan portfolio of approximately $186.4 billion, $32.4 billion, $18.1 billion and $13.0 billion during the year ended December 31, 2005 backed by prime conforming mortgage loans, prime non-conforming mortgage loans, government mortgage loans and second-lien mortgage loans, respectively. The percentages shown under “Percentage Change from Prior Year” represent the ratio of (a) the difference between the current and prior year volume over (b) the prior year volume.

GMAC MORTGAGE CORPORATION PRIMARY SERVICING PORTFOLIO
($ IN MILLIONS)

	For the Year Ended December 31,
	2005	2004	2003	2002
Prime conforming mortgage loans
No. of Loans	1,392,870	1,323,249	1,308,284	1,418,843
Dollar Amount of Loans	$186,364	$165,521	$153,601	$150,421
Percentage Change from Prior Year	12.59%	7.76%	2.11%	N/A
Prime non-conforming mortgage loans
No. of Loans	69,488	53,119	34,041	36,225
Dollar Amount of Loans	$32,385	$23,604	$13,937	$12,543
Percentage Change from Prior Year	37.20%	69.36%	11.12%	N/A
Government mortgage loans
No. of Loans	181,679	191,844	191,023	230,085
Dollar Amount of Loans	$18,098	$18,328	$17,594	$21,174
Percentage Change from Prior Year	(1.25)%	4.17%	(16.91)%	N/A
Second-lien mortgage loans
No. of Loans	392,261	350,334	282,128	261,416
Dollar Amount of Loans	$13,034	$10,374	$7,023	$6,666
Percentage Change from Prior Year	25.64%	47.71%	5.36%	N/A
Total mortgage loans serviced
No. of Loans	2,036,298	1,918,546	1,815,476	1,946,569
Dollar Amount of Loans	$249,881	$217,827	$192,155	$190,804
Percentage Change from Prior Year	14.72%	13.36%	0.71%	N/A

ITEM 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

	99.1	Securitization Servicing Agreement, dated as of May 1, 2006, by and among Aurora Loan Services, LLC as Servicer and Master Servicer and Lehman Brothers Holdings Inc., as Seller.

99.2
Securitization Subservicing Agreement, dated as of May 1, 2006, by and among GMAC Mortgage Corporation, as Subservicer, Lehman Brothers Holdings Inc., as Seller, and Aurora Loan Services LLC, as Master Servicer and Servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION

By: /s/ Michael C. Hitzmann Name: Michael C. Hitzmann Title: Senior Vice President

Date: May 4, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Securitization Servicing Agreement, dated as of May 1, 2006, by and among Aurora Loan Services, LLC as Servicer and Master Servicer and Lehman Brothers Holdings Inc., as Seller.

99.2
Securitization Subservicing Agreement, dated as of May 1, 2006, by and among GMAC Mortgage Corporation, as Subservicer, Lehman Brothers Holdings Inc., as Seller, and Aurora Loan Services LLC, as Master Servicer and Servicer.